UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2015

Tenax Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34600	26-2593535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE Copley Parkway, Suite 490
Morrisville, NC 27560
(Address of principal executive offices) (Zip Code)

919-855-2100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 23, 2015, Tenax Therapeutics, Inc. (the “Company”) filed certificates of elimination (the “Certificates of Elimination”) with the Secretary of State of Delaware effecting the elimination of the Certificates of Designations with respect to the Company’s Series A Convertible Preferred Stock (the “Series A Preferred Stock”), Series B-1 Convertible Preferred Stock (the “Series B-1 Preferred Stock”), Series B-2 Convertible Preferred Stock (the “Series B-2 Preferred Stock”), Series C 8% Convertible Preferred Stock (the “Series C Preferred Stock”), Series D 8% Convertible Preferred Stock (the “Series D Preferred Stock”) and Series E Convertible Preferred Stock (the “Series E Preferred Stock” and collectively with the Series A Preferred Stock, Series B-1 Preferred Stock, Series B-2 Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, the “Preferred Stock”).  No shares of the Preferred Stock were outstanding at the time of the filing of the Certificates of Elimination.

As a result of the filing of the Certificates of Elimination, all matters set forth with respect the series of Preferred Stock were eliminated from the Company’s Certificate of Incorporation.

Copies of the Certificates of Elimination for the Series A Preferred Stock, Series B-1 Preferred Stock, Series B-2 Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock are attached hereto as Exhibits 3.1, 3.2, 3.3, 3.4, 3.5 and 3.6, respectively.  The foregoing summaries of the Certificates of Elimination are subject to, and qualified in their entirety by, the full text of such documents, which are incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
Exhibit 3.1	Certificate of Elimination for the Series A Convertible Preferred Stock, dated February 23, 2015.
Exhibit 3.2	Certificate of Elimination for the Series B-1 Convertible Preferred Stock, dated February 23, 2015.
Exhibit 3.3	Certificate of Elimination for the Series B-2 Convertible Preferred Stock, dated February 23, 2015.
Exhibit 3.4	Certificate of Elimination for the Series C 8% Convertible Preferred Stock, dated February 23, 2015.
Exhibit 3.5	Certificate of Elimination for the Series D 8% Convertible Preferred Stock, dated February 23, 2015.
Exhibit 3.6	Certificate of Elimination for the Series E Convertible Preferred Stock, dated February 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2015	Oxygen Biotherapeutics, Inc.

By: /s/ John Kelley
John Kelley
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
Exhibit 3.1	Certificate of Elimination for the Series A Convertible Preferred Stock, dated February 23, 2015.
Exhibit 3.2	Certificate of Elimination for the Series B-1 Convertible Preferred Stock, dated February 23, 2015.
Exhibit 3.3	Certificate of Elimination for the Series B-2 Convertible Preferred Stock, dated February 23, 2015.
Exhibit 3.4	Certificate of Elimination for the Series C 8% Convertible Preferred Stock, dated February 23, 2015.
Exhibit 3.5	Certificate of Elimination for the Series D Convertible Preferred Stock, dated February 23, 2015.
Exhibit 3.6	Certificate of Elimination for the Series E Convertible Preferred Stock, dated February 23, 2015.